Debt	12 Months Ended
Dec. 31, 2017
Debt Disclosure
Debt

NOTE 9. DEBT

Long-term debt of AT&T and its subsidiaries, including interest rates and maturities, is summarized as follows at December 31:

			2017	2016
Notes and debentures[1]
	Interest Rates	Maturities[2]
	0.49% – 2.99%	2017 – 2022	$20,534	$26,396
	3.00% – 4.99%	2017 – 2049	93,915	66,520
	5.00% – 6.99%	2017 – 2095	46,343	26,883
	7.00% – 9.50%	2017 – 2097	4,579	5,050
Other			680	4
Fair value of interest rate swaps recorded in debt			(20)	48
			166,031	124,901
Unamortized (discount) premium - net			(2,968)	(2,201)
Unamortized issuance costs			(537)	(319)
Total notes and debentures			162,526	122,381
Capitalized leases			1,818	869
Other			-	259
Total long-term debt, including current maturities			164,344	123,509
Current maturities of long-term debt			(38,372)	(9,828)
Total long-term debt			$125,972	$113,681
[1]	Includes credit agreement borrowings.
[2]	Maturities assume putable debt is redeemed by the holders at the next opportunity.

We had outstanding Euro, British pound sterling, Canadian dollar, Swiss franc, Mexican peso and Brazilian real denominated debt of approximately $37,621 and $24,292 at December 31, 2017 and 2016. The weighted-average interest rate of our entire long-term debt portfolio, including the impact of derivatives, increased from 4.2% at December 31, 2016 to 4.4% at December 31, 2017.

Current maturities of long-term debt include debt that may be put back to us by the holders in 2018. We have $1,000 of annual put reset securities that may be put each April until maturity in 2021. If the holders do not require us to repurchase the securities, the interest rate will be reset based on current market conditions. Likewise, we have an accreting zero-coupon note that may be redeemed each May, until maturity in 2022. If the zero-coupon note (issued for principal of $500 in 2007 and partially exchanged in the 2017 debt exchange offers) is held to maturity, the redemption amount will be $592.

We also have $30,154 of notes subject to mandatory redemption if our acquisition of Time Warner is not completed by April 22, 2018. The terms of these notes require a redemption price equal to 101% of the principal amount of the notes, plus accrued but unpaid interest. In light of the civil antitrust lawsuit challenging our proposed acquisition of Time Warner (see Note 5), we have classified the notes subject to mandatory redemption as current maturities at December 31, 2017. On February 15, 2018, we announced private offers to exchange five series of Euro (face value of €5,250) and British pound sterling (face value of ₤1,000) denominated notes subject to mandatory redemption for new notes that are not subject to mandatory redemption and cash. The new notes are Euro and British pound sterling denominated global notes with either a floating rate or stated rates between 1.050% and 3.550%. The exchange is expected to settle on February 27, 2018.

Debt maturing within one year consisted of the following at December 31:

	2017	2016
Current maturities of long-term debt	$38,372	$9,828
Bank borrowings[1]	2	4
Total	$38,374	$9,832
[1]	Outstanding balance of short-term credit facility of a foreign subsidiary.

Financing Activities

During 2017, we received net proceeds of $48,793 on the issuance of $49,161 in long-term debt in various markets, with an average weighted maturity of approximately 18 years and a weighted average coupon of 4.35%. We redeemed $12,339 in borrowings of various notes with stated rates of 1.40% to 5.79%.

Debt Exchange

On December 1, 2017, we completed two exchange offers. In the first exchange offer, approximately $5,448 of notes issued by AT&T Inc., DIRECTV Holdings LLC and DIRECTV Financing Co., Inc., due between 2020 and 2023 with stated rates of zero-coupon to 5.200%, were tendered and accepted in exchange for $5,605 of two new series of AT&T Inc. global notes with stated rates of 4.100% and 4.300%. In the second exchange offer, approximately $3,726 of notes issued by AT&T Inc. or one of its subsidiaries, due between 2022 and 2097 with stated rates of 5.850% to 8.750%, were tendered and accepted in exchange for $3,736 of new AT&T Inc. global notes with stated rates of 5.150% to 8.750% plus a $449 cash payment.

As of December 31, 2017 and 2016, we were in compliance with all covenants and conditions of instruments governing our debt. Substantially all of our outstanding long-term debt is unsecured. Maturities of outstanding long-term notes and debentures, as of December 31, 2017, and the corresponding weighted-average interest rate scheduled for repayment are as follows:

	2018	2019	2020	2021	2022	Thereafter
Debt repayments[1]	$37,836	$8,793	$7,464	$8,465	$9,690	$95,631
Weighted-average interest rate	4.2%	3.5%	2.9%	3.6%	3.2%	4.8%
[1]	Debt repayments assume putable debt is redeemed by the holders at the next opportunity.

Credit Facilities

General

On September 29, 2017, we entered into a five-year $2,250 syndicated term loan credit agreement (the “Nova Scotia Credit Agreement”) containing (i) a $750 term loan facility (the "Tranche A Facility"), (ii) a $750 term loan facility (the "Tranche B Facility") and (iii) a $750 term loan facility (the "Tranche C Facility"), with certain investment and commercial banks and The Bank of Nova Scotia, as administrative agent. No amounts are outstanding under the Tranche A Facility, the Tranche B Facility or the Tranche C Facility as of December 31, 2017.

In December 2015, we entered into a five-year, $12,000 revolving credit agreement (the “Revolving Credit Agreement”) with certain banks. As of December 31, 2017, we have no amounts outstanding under this agreement.

In January 2015, we entered into a $9,155 credit agreement (the “Syndicated Credit Agreement”) containing (i) a $6,286 term loan (“Loan A”) and (ii) a $2,869 term loan (“Loan B”), with certain banks. In March 2015, we borrowed all amounts available under the agreement. In June 2016, we repaid $4,000 of the outstanding amount under Loan A and $1,000 of the outstanding amount under Loan B. After repayment, the amortization in Loan B has been satisfied. On September 5, 2017, we repaid all of the amounts outstanding under our $9,155 syndicated credit agreement and terminated the facility.

On October 22, 2016, in connection with entering into the Time Warner merger agreement, AT&T entered into a $40,000 bridge loan with JPMorgan Chase Bank and Bank of America as lenders (the “Bridge Loan”), which was subsequently reduced to $30,000. In September 2017, following the completion of our acquisition-related debt issuances, we reduced the commitments under the Bridge Loan to $0 and terminated the facility.

On November 15, 2016, we entered into a $10,000 term loan credit agreement (the “Term Loan”) with a syndicate of 20 lenders. No amounts will be borrowed under the Term Loan prior to the closing of the Time Warner merger. Borrowings will be used solely to finance a portion of the cash to be paid in the Merger, the refinancing of debt of Time Warner and its subsidiaries and the payment of related expenses. Prior to the closing date of the Merger, only a payment or bankruptcy event of default would permit the lenders to terminate their commitments under the Term Loan. On February 2, 2018 we amended the Term Loan to extend the commitment termination date to December 31, 2018 and increase the commitments to $16,175.

Each of our credit and loan agreements contains covenants that are customary for an issuer with an investment grade senior debt credit rating, as well as a net debt-to-EBITDA (earnings before interest, taxes, depreciation and amortization, and other modifications described in each agreement) financial ratio covenant requiring AT&T to maintain, as of the last day of each fiscal quarter, a ratio of not more than 3.5-to-1. The events of default are customary for agreements of this type and such events would result in the acceleration of, or would permit the lenders to accelerate, as applicable, required payments and would increase each agreement’s relevant Applicable Margin by 2.00% per annum.

Nova Scotia Credit Agreement

The obligations of the lenders to advance funds under the Nova Scotia Credit Agreement will end on January 31, 2018, unless prior to that date either: (i) AT&T reduces to $0 the commitments of the lenders, or (ii) certain events of default occur.

Advances under this agreement would bear interest, at AT&T's option, either:

  at a variable annual rate equal to (1) the highest of: (a) the base rate of Scotiabank, (b) 0.50% per annum above the Federal funds rate, and (c) the ICE Benchmark Administration Limited Settlement Rate applicable to U.S. dollars for a period of one month plus 1.00% per annum, plus (2) an applicable margin (as set forth in the Nova Scotia Credit Agreement); or
  at a rate equal to: (i) LIBOR for a period of three or six months, as applicable, plus (ii) an applicable margin (as set forth in the Nova Scotia Credit Agreement).

We will pay a facility fee of 0.070% per annum of the amount of lender commitments.

Revolving Credit Agreement

The obligations of the lenders to advance funds under the Revolving Credit Agreement will end on December 11, 2020, unless prior to that date either: (i) AT&T reduces to $0 the commitments of the lenders, or (ii) certain events of default occur. We and lenders representing more than 50% of the facility amount may agree to extend their commitments for two one-year periods beyond the December 11, 2020 end date, under certain circumstances.

Advances under this agreement would bear interest, at AT&T's option, either:

  at a variable annual rate equal to (1) the highest of: (a) the base rate of the bank affiliate of Citibank, N.A., (b) 0.50% per annum above the federal funds rate, and (c) the London Interbank Offered Rate (LIBOR) applicable to U.S. dollars for a period of one month plus 1.00% per annum, plus (2) an applicable margin (as set forth in this agreement); or
  at a rate equal to: (i) LIBOR for a period of one, two, three or six months, as applicable, plus (ii) an applicable margin (as set forth in this agreement).

We will pay a facility fee of 0.070%, 0.090%, 0.100% or 0.125% per annum, depending on AT&T’s credit rating, of the amount of lender commitments.

Term Loan

Under the Term Loan, there are two tranches of commitments, each in a total amount of $8,087.

The obligations of the lenders under the Term Loan to provide advances will terminate on the earliest of (i) December 31, 2018, (ii) the closing of the Time Warner merger without the borrowing of advances under the Term Loan and (iii) the termination of the Merger Agreement.

Advances would bear interest, at AT&T’s option, either:

  at a variable annual rate equal to: (1) the highest of (a) the prime rate of JPMorgan Chase Bank, N.A., (b) 0.5% per annum above the federal funds rate, and (c) the LIBOR rate applicable to dollars for a period of one month plus 1.00%, plus (2) an applicable margin, as set forth in the Term Loan (the “Applicable Margin for Base Advances (Term Loan)”); or
  at a rate equal to: (i) LIBOR (adjusted upwards to reflect any bank reserve costs) for a period of one, two, three or six months, as applicable, plus (ii) an applicable margin, as set forth in the Term Loan (the “Applicable Margin for Eurodollar Rate Advances (Term Loan)”).

The Applicable Margin for Eurodollar Rate Advances (Term Loan) under Tranche A is equal to 1.000%, 1.125% or 1.250% per annum, depending on AT&T’s credit ratings. The Applicable Margin for Eurodollar Rate Advances (Term Loan) under Tranche B is equal to 1.125%, 1.250% or 1.375% per annum, depending on AT&T’s credit ratings. The Applicable Margin for Base Advances (Term Loan) is equal to the greater of (x) 0.00% and (y) the relevant Applicable Margin for Eurodollar Rate Advances (Term Loan) minus 1.00% per annum, depending on AT&T’s credit ratings.

AT&T pays a commitment fee of 0.090%, 0.100%, or 0.125% of the commitment amount per annum, depending on AT&T’s credit ratings.

Advances under the Term Loan are conditioned on the absence of a material adverse effect on Time Warner and certain customary conditions.

Repayment of all advances with respect to Tranche A must be made no later than two years and six months after the date on which such advances are made. Amounts borrowed under Tranche B will be subject to amortization commencing two years and nine months after the date on which such advances are made, with 25% of the aggregate principal amount thereof being payable prior to the date that is four years and six months after the date on which such advances are made, and all remaining principal amount due and payable on the date that is four years and six months after the date on which such advances are made.